UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
Current Report
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
February 1, 2006

PETROQUEST ENERGY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	72-1440714

(State of Incorporation)	(I.R.S. Employer Identification No.)

400 E. Kaliste Saloom Rd., Suite 6000

Lafayette, Louisiana	70508

(Address of principal executive offices)	(Zip code)
Commission File Number: 0-019020
Registrant’s telephone number, including area code: (337) 232-7028
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     On February 1, 2006, PetroQuest Energy, Inc. (the “Company”) updated its website (www.petroquest.com) to include the latest investor presentation materials. We are filing herewith a copy of the presentation as Exhibit 99.1. Representatives of the Company intend to make presentations on this material at the IPAA Oil and Gas Investment Symposium in Hollywood , Florida on February 7, 2006 at 10:55 am Eastern time and at the JP Morgan High Yield Conference in Miami, Florida on February 8, 2006 at 11:30 am Eastern time.
     In accordance with General Instructions B.2 and B.6 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits
     (d). Exhibits:
     99.1 Presentation dated February 1, 2006.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PETROQUEST ENERGY, INC.

Date: February 2, 2006	By:	/s/ Daniel G. Fournerat Daniel G. Fournerat
Senior Vice President, General
Counsel and Secretary

EXHIBIT INDEX
     99.1 Presentation dated February 1, 2006.